UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

October 19, 2004

TARANTELLA, INC.

(Exact name of registrant as specified in its charter)

California	000-21484	94-2549086
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Encinal Street

Santa Cruz, California 95060

(Address of principal executive offices, including zip code)

(831) 427-7222

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 19, 2004, Tarantella, Inc. and Tarantella International, Inc. (collectively “Tarantella”) entered into a Settlement Agreement and General Release of all Claims with Caroline Keddy, a former Tarantella sales representative, to settle an action filed by Ms. Keddy on August 28, 2003, in the Superior Court of California, Santa Clara County, alleging claims for breach of contract, negligent and intentional misrepresentation, fraud and deceit.

Pursuant to the terms of the Settlement Agreement and General Release of all Claims, Ms. Keddy has given Tarantella and its officers, directors, affiliates, subsidiaries, agents, employees, attorneys, successor and assigns a full release from all claims, rights, demands, actions, obligations, liabilities, and causes of action of any and every kind, nature and character whatsoever, whether based on a tort, contract, statute, or any other theory of recovery, and whether for compensatory or punitive damages which Ms. Keddy may now have, has ever had, or may in the future have, arising or in any way connected with her employment or contractual relationship with Tarantella, or the manner in which those relationships terminated. In addition, Tarantella agreed to pay $680,000 to Ms. Keddy.

A Notice of Settlement was filed October 21, 2004 in the Superior Court of California, Santa Clara County. A Request for Dismissal with Prejudice must be filed, pursuant to the Settlement Agreement and General Release of all Claims, on or before November 9, 2004.

The Settlement Agreement and General Release of all Claims is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement and General Release of all Claims. Any information disclosed in this Current Report on Form 8-K or the exhibits hereto shall not be construed as an admission that such information is material.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
10.1	Settlement Agreement and General Release of all Claims, dated October 19, 2004, by and among Tarantella, Inc., Tarantella, International, Inc. and Caroline Keddy.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARANTELLA, INC.

Date: October 25, 2004	By:	/s/ John M. Greeley
Name: John M. Greeley Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Settlement Agreement and General Release of all Claims, dated October 19, 2004, by and among Tarantella, Inc., Tarantella, International, Inc. and Caroline Keddy.